The Brazil Fund, Inc.

Semiannual Report
June 30, 1997

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

o closed-end investment company investing in a broad spectrum of Brazilian industries

o a vehicle for international diversification through participation in the Brazilian economy


General Information

Executive offices

   The Brazil Fund, Inc.
   345 Park Avenue
   New York, NY 10154

   For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information: 1-800-426-5523

   The First National Bank of Boston
   Attn. Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Debevoise & Plimpton

Independent Accountants

   Price Waterhouse LLP


New York Stock Exchange Symbol -- BZF



Contents

In Brief                                         3
Letter to Shareholders                           3
Investment Summary                               6
Portfolio Summary                                7
Investment Portfolio                             8
Financial Statements                            11
Financial Highlights                            14
Notes to Financial Statements                   15
Report of Independent Accountants               18
Dividend Reinvestment
   and Cash Purchase Plan                       19
Investment Manager and Administrator            21
Directors and Officers                          22


--------------------------------------------------------------------------------
This report is sent to the shareholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

In Brief

o The Brazil Fund, Inc. posted a 41.47% total return based on net asset value for the six months ended June 30, 1997, reflecting continued strong growth in Brazilian securities prices.

o The Fund's substantial investments in the telecommunications, electric utility, and petroleum industries made solid gains during the period, and the Fund selectively reduced its investments in a number of private sector companies where valuations appeared too generous relative to core earnings power.

o The outstanding success of the Real Plan, launched in July 1994, was evidenced by the soaring market capitalization of the Sao Paulo Stock Exchange and a dramatic reduction in Brazil's inflation rate.


Letter to Shareholders

Dear Shareholders:

The Brazil Fund, Inc. achieved a 41.47% total investment return for the six months ended June 30, 1997. The Fund's strong performance reflects the combination of an increase in the Fund's net asset value from $25.75 per share at the beginning of the year to $35.71 per share on June 30, and a $0.49 per share distribution on March 31. The Fund's share price on the New York Stock Exchange rose from $22.25 to $30.75 for a total return of 40.98% for the six month period. As of the close of the period, the discount of share price to net asset value was 13.9%. For the six-month period, the Sao Paulo Stock Exchange Index rose 72.3% in dollar terms.

The Real Plan celebrated its third anniversary on June 30. The political and economic landscape has changed dramatically since the Plan was introduced by then Minister of Finance and now President, Fernando Henrique Cardoso. At the end of June 1994 -- the eve of the Real Plan's launch -- the market value of the Sao Paulo Stock Exchange was $106 billion. Three years later, the market capitalization had soared to $316 billion. Driving this explosive growth in wealth has been the Plan's success in purging stifling rates of inflation from the economy without recourse to wage-price controls or other gimmicks, restoring the business community's confidence in Brazil's ability to compete and grow in the global marketplace, and reducing the heavy hand of government intervention in financial and other markets.

At the company level, the increase in investor wealth has been equally dramatic. This is seen in the following table showing the change in stock market value over the past three years for three of the Fund's major investments.

                            Market Value ($ billions)

                                  June 30, 1994     June 30, 1997
                                  -------------     -------------
               Telebras                $11.2            $46.6
               Eletrobras               11.1             30.4
               Petrobras                 7.9             26.4

Telebras currently enjoys the highest market value of all stocks traded on Latin American exchanges. Its $46.6 billion capitalization, in fact, is well in excess of the market value of the entire Brazilian stock market at the time the Brazil Fund was launched in March 1988.

A Dramatic Reduction in Inflation

The Real Plan's most significant achievement has been its victory over inflation. The annual rate of consumer price inflation was almost 1,100% in 1994. It will be 6% this year, according to official government estimates. The 6% inflation forecast already reflects the pressure of recent increases in telephone tariffs, electric energy, oil products, and public transportation, which in turn suggests that additional reductions in the consumer inflation rate will be achieved beyond the current year. There is very little evidence of inflation pressures being generated by the private sector, given the subdued pricing environment for a wide range of prices for non-tradeable goods and services.

Most governments in Latin America are today placing a priority on suppressing inflation even at the expense of short-term economic growth. Brazil is no exception. Since the start of the Real Plan, the economy's highest rate of growth was achieved in 1994, when the gross domestic product grew at 6.0%. Growth was 4.2% in 1995 and 2.9% last year. Brazil has clearly grown at a rate below its potential, and there has been some increase in unemployment as a consequence. On the other hand, a slowing pace of economic expansion has dampened demand and kept inflationary pressure in check. The collapse of the inflation "tax" led to a dramatic gain in real disposable income for the vast majority of workers, and this outcome is probably a major reason why the Plan enjoys widespread public backing.

Brazil has a $775 billion economy which will grow this year at approximately 4.0%, according to the semi-official Institute of Applied Economic Research. Agriculture will be the strongest sector, with projected growth of 6.4%. Industrial growth will approach 3.9%, and the services sector is estimated to grow 3.4%.

The Cardoso Administration has relied mainly on high real interest rates and a strong foreign exchange rate to pursue its battle against inflation. These are comparatively blunt instruments with which to root out inflation from a large and complex society such as Brazil's. A more flexible range of policy tools would likely have achieved similar results but at a lower social and economic cost. As we have seen, however, the pace of reform in Brazil is a function of the pace at which consensus can be built in Congress on ways and means of overcoming structural and other impediments to price stability and efficient government. The democratic process has not been short-circuited in order to achieve a quick economic "fix."

As the reform process has been dragged out by Congress, however, financial markets have had time to become nervous at the growing trade and current account deficits, the persistence of a relatively high public sector borrowing requirement, and an overvalued exchange rate. The trade deficit this year will be about $11 billion, twice 1996's level, and the current account deficit will amount to $30-$35 billion, or slightly more than 4.0% of GDP.

Open Economy and Privatization Receive a Warm Reception

Brazil's imbalances in its current accounts are not expected to provoke a financial crisis similar to the Mexican devaluation in 1994 or the recent currency crises affecting several southeast Asian economies. Brazil's commitment to an open economy and the privatization of important infrastructure holdings have been warmly received by the global financial community. Money is flooding Brazil as companies around the world expand their industrial presence in the local economy, arrange strategic alliances, or acquire stakes in recently privatized companies. The creditworthiness of Brazilian borrowers has been upgraded, allowing borrowers to take down hard currency loans at low fixed interest rates and comparatively long maturities.

Foreign direct investment will exceed $15 billion this year, and this money and other long-term funds will comfortably finance the current account deficit. Foreign exchange reserves remain high at $60 billion, obviating any need for a currency adjustment beyond that being managed by the Central Bank. The worst of the country's banking crisis has been experienced, and the speculative capital flows which could undermine policy simply do not exist. Finally, the fact that the Real is now being devalued at a slightly higher rate than inflation means that the overvalued component of the exchange rate is steadily coming down. The Brazilian experience, in this regard, is similar to that of Argentina, where the elimination of inflation -- rather than a devaluation -- corrected an overvalued exchange rate.

The business landscape has also changed under the impetus of the Real Plan. The Brazilian government is no longer in the railroad or mining business. By the end of next year, it may also have exited the telephone business. The petroleum industry has been thrown open to global competition, and a growing number of state governments are selling off assets such as electric companies and banks. Asset sales, moreover, have frequently occurred at prices well above minimum expectations, and the repricing upwards by investors of Brazilian assets has been an integral part of this year's bull market.

Valuations Discount Higher Earning Power

For many stocks, we believe that the reappraisal of Brazilian risk by investors has led to valuations which are now beginning to discount most of the higher earnings power that will emerge only in future years. This seems to be especially true of the stocks of companies closely associated with privatizations and restructurings. The Fund's substantial investments in the telecommunications, electric utility, and petroleum industries have been the main beneficiaries of this process.

Many industry groups have participated in this year's rising stock market, and the Fund has also selectively reduced its investments in a number of private sector companies where valuations appeared too generous relative to core earning power. Major purchases have included the integrated electric utility Cia. Paranaense de Energia; Banco Bradesco, the largest private sector financial institution in Brazil; Industrias Klabin de Papel e Celulose, an integrated forest products company; and Usinas Siderurgicas de Minas Gerais, one of the lowest cost producers of flat steel product in the world.


We believe the longer-term opportunities for the equity investor in Brazil continue to be positive. Thank you for investing with The Brazil Fund.

Respectfully,

/s/Nicholas Bratt             /s/Juris Padegs

Nicholas Bratt                Juris Padegs
President                     Chairman of the Board

THE BRAZIL FUND, INC.
INVESTMENT SUMMARY AS OF JUNE 30, 1997
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ----------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER     24.87      -        20.28         -         36.74        -
FISCAL YEAR TO DATE 40.98      -        41.47         -         72.30        -
ONE YEAR            36.33  36.33        43.88      43.88        93.92    93.92
THREE YEAR          67.17  18.68       108.18      27.69       222.07    47.68
FIVE YEAR          153.29  20.43       252.99      28.69       629.36    48.80
LIFE OF FUND*      388.08  18.73       513.96      21.72      1126.45    32.10



-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED JUNE 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1988*     1989    1990      1991     1992    1993     1994     1995     1996      1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.72   $ 16.42  $ 9.90   $ 14.03  $ 14.27  $ 18.44  $ 22.38  $ 24.47  $ 26.27  $ 35.71
INCOME DIVIDENDS..   $     -   $   .41  $ 1.01   $     -  $     -  $     -  $   .08  $     -  $   .30  $   .61
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $     -    $  .39  $ 2.18   $     -  $   .28  $   .53  $   .93  $  2.36  $   .81  $   .75
TOTAL RETURN (%)..      1.56     54.68  -24.15     41.72     3.01    33.96    26.58    18.36    22.24    43.88


(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b)  Sao Paulo Stock Exchange Index ($).
 *   The Fund commenced operations on April 8, 1988.

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

THE BRAZIL FUND, INC.
PORTFOLIO SUMMARY AS OF JUNE 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities   96%
Cash Equivalents     4%
                   ----
                   100%
                   ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities

Telecommunications  21%
Utilities           17%
Banking             12%
Petroleum           11%
Food and Beverage   10%
Forest Products      7%
Iron and Steel       4%
Mining               4%
Chemicals            4%
Other               10%
                   ----
                   100%
                   ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1.  Telecomunicacoes Brasileiras S.A.

 2.  Petroleo Brasileiro S/A

 3.  Telecomunicacoes de Sao Paulo S.A.

 4.  Banco Itau S.A.

 5.  Companhia Cervejaria Brahma

 6.  Centrais Eletricas Brasileiras S/A

 7.  Companhia Energetica de Minas Gerais

 8.  Banco Bradesco S.A

 9.  Companhia Vale do Rio Doce

10.  Usinas Siderurgicas de Minas Gerais S/A

THE BRAZIL FUND, INC.
INVESTMENT PORTFOLIO AS OF JUNE 30, 1997

================================================================================================================

Industry                         Shares                         Company                             Value ($)
----------------------------------------------------------------------------------------------------------------


EQUITY SECURITIES 95.5%

BANKING 11.2%               2,523,692,307   (pfd.)     Banco Bradesco S.A. .......................  25,433,830
                               69,024,208   (pfd.)     Banco Itau S.A. ...........................  38,980,790
                                                                                                    ----------
                                                                                                    64,414,620
                                                                                                    ----------

CHEMICALS 3.5%                 55,812,000   (voting)   Companhia Petroquimica do Sul S.A. ........   2,229,162
                                6,020,846   (voting)   S/A White Martins .........................  17,616,259
                                                                                                    ----------
                                                                                                    19,845,421
                                                                                                    ----------

CONSTRUCTION 0.7%             575,630,000   (voting)   Odebrecht S.A. (b) ........................   4,170,457
                                                                                                    ----------
CONTAINERS 0.3%                 3,354,000   (pfd.)     Dixie Toga S.A. ...........................   1,806,911
                                                                                                    ----------
ELECTRICAL EQUIPMENT 2.4%       6,113,800   (pfd.)     Empresa Brasileira de Compressores S.A. ...   2,669,038
                               16,256,600   (pfd.)     Weg S.A. ..................................  11,173,959
                                                                                                    ----------
                                                                                                    13,842,997
                                                                                                    ----------

FINANCE 0.9%                    5,641,000   (pfd.)     Investimentos Itausa S/A ..................   5,187,247
                                                                                                    ----------
FOOD AND BEVERAGE 9.7%        586,466,740   (pfd.)     Cia Hering* ...............................   6,809,246
                               50,097,913   (pfd.)     Companhia Cervejaria Brahma ...............  38,157,430
                               10,528,430   (pfd.)     Sadia Concordia S/A .......................  10,952,853
                                                                                                    ----------
                                                                                                    55,919,529
                                                                                                    ----------

FOREST PRODUCTS 6.3%            7,953,599    (pfd.)    Aracruz Celulose S.A. "B"* ................  16,105,186
                                3,520,600    (pfd.)    Companhia Suzano de Papel e Celulose S.A. .   9,319,812
                               11,010,740    (pfd.)    Industrias Klabin de Papel e Celulo .......  10,738,693
                                                                                                    ----------
                                                                                                    36,163,691
                                                                                                    ----------

GLASS 1.1%                      2,330,236   (voting)   Companhia Vidraria Santa Marina ...........   6,428,387
                                                                                                    ----------

IRON AND STEEL 4.1%             3,691,800   (pfd.)     Companhia Siderurgica Paulista* ...........   2,160,351
                              100,100,000   (pfd.)     Companhia Siderurgica de Tubarao "B"* .....   1,393,739
                                1,801,410   (pfd.)     Usinas Siderurgicas de Minas Gerais S/A ...  20,062,146
                                                                                                    ----------
                                                                                                    23,616,236
                                                                                                    ----------

MINING 3.8%                       922,104   (pfd.)     Companhia Vale do Rio Doce ................  20,598,738
                               53,211,004   (voting)   S.A. Mineracao da Trindade ................   1,532,671
                                                                                                    ----------
                                                                                                    22,131,409
                                                                                                    ----------

PETROLEUM 10.4%               215,739,999   (pfd)      Petroleo Brasileiro S/A ...................  59,918,649
                                                                                                    ----------

RETAILING 1.1%                427,287,800   (voting)   Lojas Americanas S.A.* ....................   6,072,361
                                                                                                    ----------



    The accompanying notes are an integral part of the financial statements.


================================================================================================================

Industry                         Shares                         Company                               Value ($)
----------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS 20.0%      400,256,600   (pfd.)     Telecomunicacoes Brasileiras S.A. .......... 60,711,409
                              130,212,067   (pfd.)     Telecomunicacoes de Sao Paulo S.A. ......... 42,573,516
                               15,242,900   (pfd.)     Telecomunicacoes do Para ................... 11,326,695
                                                                                                  ------------
                                                                                                   114,611,620
                                                                                                  ------------
TEXTILES AND APPAREL 0.5%      52,929,600   (pfd.)     Sao Paulo Alpargatas S.A. ..................  3,047,164
                                                                                                  ------------
TOBACCO 3.0%                    1,657,543   (voting)   Souza Cruz S.A. ............................ 17,474,562
                                                                                                  ------------

UTILITIES 16.5%                61,000,000   (pfd.)     Centrais Eletricas Brasileiras S/A "B" ..... 36,432,287
                                2,354,921   (pfd.)     Centrais Eletricas de Santa Catarina S.A. ..  3,259,179
                              585,740,952   (pfd.)     Companhia Energetica de Minas Gerais ....... 30,195,637
                               40,100,000   (voting)   Companhia Energetica de Sao Paulo* .........  2,611,007
                              229,400,000   (pfd.)     Companhia Paranaense de Energia ............  4,261,564
                              675,242,700   (voting)   Companhia Paranaense de Energia ............ 11,603,186
                               38,270,000   (voting)   Companhia Paulista de Forca e Luz* .........  6,434,023
                                                                                                  ------------
                                                                                                    94,796,883
                                                                                                  ------------

                                                       TOTAL EQUITY SECURITIES
                                                                 (Cost $182,763,358) ..............549,448,144
                                                                                                  ------------
                           Principal Amount $
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 4.5%

                               25,718,000              Repurchase Agreement with Donaldson,
                                                         Lufkin & Jenrette, dated 6/30/97 at
                                                         5.9%, to be repurchased at $25,722,215
                                                         on 7/1/97, collateralized by a
                                                         $25,059,000 U.S. Treasury Note, 7.25%,
                                                         2/15/98 (Cost $25,718,000) ............... 25,718,000
                                                                                                  ------------

---------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                         (Cost $208,481,358) (a) ..................575,166,144
                                                                                                  ============


*    Non-income producing security.

(a) The cost of the investment portfolio for federal income tax purposes was $209,818,892. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $365,347,252. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $372,632,216 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,284,964.


    The accompanying notes are an integral part of the financial statements.

THE BRAZIL FUND, INC.
INVESTMENT PORTFOLIO (continued)
================================================================================

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,170,457 (.72% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1997 aggregated $2,925,994. These securities may also have certain restrictions as to resale.



    The accompanying notes are an integral part of the financial statements.

THE BRAZIL FUND, INC.
FINANCIAL STATEMENTS

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
--------------------------------------------------------------------------------
ASSETS

Investments, at value (identified cost $208,481,358) .......................    $575,166,144
Cash .......................................................................             461
Foreign currency holdings, at market (identified cost $1,704,838) ..........       1,704,148
Receivable for investments sold ............................................          26,594
Dividends and interest receivable ..........................................       4,468,011
Other assets ...............................................................          11,133
                                                                                ------------
        Total assets .......................................................     581,376,491

LIABILITIES

Payables:
    Accrued management fee ...............................     480,512
    Other accrued expenses ...............................     444,369
                                                            ----------

        Total liabilities ..................................................         924,881
                                                                                ------------
Net assets .................................................................    $580,451,610
                                                                                ============

NET ASSETS
Net assets consist of:
    Undistributed net investment income ....................................       6,467,664
    Net unrealized appreciation (depreciation) on:
        Investment securities ..............................................     366,684,786
        Foreign currency related transactions ..............................         (23,414)
    Accumulated net realized gain ..........................................      21,037,033
    Paid-in capital ........................................................     186,285,541
                                                                                ------------
Net assets, at value .......................................................    $580,451,610
                                                                                ============
NET ASSET VALUE per share ($580,451,610 / 16,256,783 shares of common stock
  outstanding, 50,000,000 shares authorized, $.01 par value) ...............          $35.71
                                                                                      ======



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       11

THE BRAZIL FUND, INC.
FINANCIAL STATEMENTS (CONTINUED)


====================================================================================================
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
----------------------------------------------------------------------------------------------------

Investment income
   Income:
       Dividends (net of withholding tax of $519,866) .............                    $   9,981,003
       Interest ...................................................                          407,864
                                                                                       -------------
                                                                                          10,388,867


   Expenses:
       Management fee .............................................   $   2,671,378
       Administrator's fee ........................................          25,960
       Custodian and accounting fees ..............................         685,479
       Directors' fees and expenses ...............................          48,467
       Legal ......................................................          95,243
       Auditing ...................................................          31,965
       Reports to shareholders ....................................          36,534
       Services to shareholders ...................................          19,815
       Other ......................................................          21,269        3,636,110
                                                                        -----------    -------------

   Net investment income ..........................................                        6,752,757
                                                                                       -------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
       Investments ................................................      22,771,420
       Foreign currency denominated
         transactions (net of CPMF tax$63,274) ....................        (397,854)      22,373,566
                                                                        -----------
   Net unrealized appreciation (depreciation) during the period on:
       Investments ................................................     140,650,762
       Foreign currency denominated transactions ..................          22,117      140,672,879
                                                                        -----------    -------------
   Net gain on investment transactions ............................                      163,046,445
                                                                                       -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............                    $ 169,799,202
                                                                                       =============





    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

====================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------

                                                                 SIX MONTHS            YEAR ENDED
                                                                ENDED JUNE 30,         DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                    1997                  1996
-----------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..............................         $   6,752,757          $   8,943,021
   Net realized gain from investment transactions .....            22,373,566             12,786,925
   Net unrealized appreciation
      (depreciation) on investment
      transactions during the period ..................           140,672,879             73,880,338
                                                                -------------          -------------
Net increase (decrease) in net assets
  resulting from operations ...........................           169,799,202             95,610,284
                                                                -------------          -------------
Distributions to shareholders:
   From net investment income .........................              (974,775)            (8,926,493)
                                                                -------------          -------------
   From net realized gains on investment
     transactions .....................................            (6,986,319)            (5,193,596)
                                                                -------------          -------------
Net asset value of shares issued to shareholders
  in reinvestment of distributions ....................               631,633                 78,763
                                                                -------------          -------------

INCREASE (DECREASE) IN NET ASSETS .....................           162,469,741             81,568,958
Net assets at beginning of period .....................           417,981,869            336,412,911
                                                                -------------          -------------
NET ASSETS AT END OF PERIOD (including
  undistributed net investment income of $6,467,664 and
  $752,956, respectively) .............................         $ 580,451,610          $ 417,981,869
                                                                =============          =============

OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period .............            16,229,987             16,226,496
   Shares issued to shareholders in reinvestment
     of distributions .................................                26,796                  3,491
                                                                -------------          -------------
Shares outstanding at end of period ...................            16,256,783             16,229,987
                                                                =============          =============







    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

THE BRAZIL FUND, INC.
FINANCIAL HIGHLIGHTS

================================================================================================================================
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS AND MARKET PRICE DATA.
-------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                          YEARS ENDED DECEMBER 31,
                                                     JUNE 30,     -------------------------------------------------------------
                                                     1997(a)          1996(a)       1995(a)       1994       1993      1992
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........     $  25.75         $ 20.73       $ 31.10       $ 20.98    $ 14.12    $ 13.80
                                                    --------         -------       -------       -------    -------    -------
   Net investment income (loss) ...............          .42             .55           .38          (.17)       .10        .19
   Net realized and unrealized gain
     (loss) on investment transactions (b) ....        10.03            5.34         (7.63)        12.75       7.58        .79
                                                    --------         -------       -------       -------    -------    -------
Total from investment operations ..............        10.45            5.89         (7.25)        12.58       7.68        .98
                                                    --------         -------       -------       -------    -------    -------

Less distributions:
   From net investment income .................         (.06)           (.55)         (.30)           --       (.08)        --
   From net realized gains on investments .....         (.43)           (.32)         (.90)        (2.46)      (.74)      (.66)
   In excess of net realized gains
     on investments ...........................           --              --          (.15)           --         --         --
                                                    --------         -------       -------       -------    -------    -------
Total distributions ...........................         (.49)           (.87)        (1.35)        (2.46)      (.82)      (.66)
                                                    --------         -------       -------       -------    -------    -------
Dilution resulting from the rights offering (g)           --              --         (1.73)           --         --         --
                                                    --------         -------       -------       -------    -------    -------
Broker and dealer manager fees and
  offering costs (g) ..........................           --              --          (.04)           --         --         --
                                                    --------         -------       -------       -------    -------    -------
Net asset value, end of period ................     $  35.71         $ 25.75       $ 20.73       $ 31.10    $ 20.98    $ 14.12
                                                    ========         =======       =======       =======    =======    =======
Market value, end of period ...................     $  30.75         $ 22.25       $ 21.13       $ 33.00    $ 21.13    $ 13.63
                                                    ========         =======       =======       =======    =======    =======

TOTAL INVESTMENT RETURN
   Per share market value (%) .................        40.98**          9.29        (26.37)        69.81      60.89      (3.91)
   Per share net asset value (%)(c) ...........        41.47**         28.89(f)     (23.31)(f)     61.09      54.19       6.43

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period ($ millions) .....          580             418           336           377        254        171
   Ratio of operating expenses net,
     to average net assets (%) (d) ............         1.46*           1.60          1.62          1.71       1.84       2.22
   Ratio of operating expenses before
     expense reductions,
     to average net assets (%) ................         1.46*           1.62          1.67          1.71       1.84       2.22
   Ratio of net investment income (loss)
     to average net assets (%) ................         2.71*           2.22          1.54          (.58)       .56       1.13
   Portfolio turnover rate (%) ................         7.36*           8.55          9.65          5.76       4.67       7.94
   Average commission rate paid (e) ...........     $ .00004         $.00002       $    --       $    --    $    --    $    --




(a)  Based on monthly average shares outstanding during the period.

(b) Realized and unrealized currency losses on the Fund's interest bearing accounts amounted to $.31 per share in 1992.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(d) For the years ended December 31, 1993 and 1992 the ratio of expenses net, including the Brazilian repatriation tax, to average net assets was 2.22% and 2.39%, respectively.

(e) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

(f)  Total returns would have been lower had certain expenses not been reduced.

(g) During the year ended December 31, 1995, the Fund issued 4,060,000 shares in connection with a rights offering of the Fund's shares.

*    Annualized     **   Not Annualized
--------------------------------------------------------------------------------

THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================


A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) values of investment securities, other assets and liabilities at the daily rate of exchange;

     (ii) purchases and sales of investment securities, dividend and interest income and expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no U.S. federal income taxes, and no federal income tax provision was required.

Effective January 1, 1996, the Brazilian withholding tax on dividend income was reduced from 15% to 0%. This rate change applies to dividends paid from a company's 1996 profits. Dividends paid from pre-1996 profits will continue to be taxed at 15%.

Effective January 23, 1997, the Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is

THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, all of its tax basis net investment income, any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover) and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover), which would be taxable to the Fund if not distributed. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment and foreign currency related transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded at the earlier of ex dividend or record date. The Fund uses the identified cost method for determining realized gain or loss on investments and foreign currency for both financial and federal income tax reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

During the six months ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $17,526,383 and $39,258,389, respectively.

C. INVESTMENT ADVISORY AGREEMENTS AND
   ----------------------------------
   TRANSACTIONS WITH AFFILIATED PERSONS
   ------------------------------------

Under the Fund's Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser,") the Fund agrees to pay the Adviser a monthly fee at an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, and 1.00% per annum of the value of the Fund's weekly net assets in excess of $300 million. For the six months ended June 30, 1997, the fee pursuant to the management agreement amounted to $2,671,378, which was equivalent to an annual effective rate of 1.07%.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

================================================================================
The Fund and the Adviser entered into an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the six months ended June 30, 1997, the Administrator fee amounted to $25,960.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $131,743, of which $23,455 is un paid at June 30, 1997.

The Fund pays each Director not affiliated with the Adviser an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the six months ended June 30, 1997, Directors' fees and expenses amounted to $48,467.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN BRAZIL
   --------------------------------------------------

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by holders of at least two-thirds of the Fund's shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

THE BRAZIL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To The Shareholders and the Board of Directors of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the a mounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP


Boston, Massachusetts
August 15, 1997

Dividend Reinvestment and Cash Purchase Plan

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The First National Bank of Boston, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o The First National Bank of Boston, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

Investment Manager and Administrator

   The investment manager and administrator of The Brazil Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, Scudder New Europe Fund, Scudder Spain and Portugal Fund, Inc., and Scudder World Income Opportunities Fund are traded on the New York Stock Exchange.

Directors and Officers

NICHOLAS BRATT*
    President and Director
JURIS PADEGS*
    Chairman of the Board and Director
EDGAR R. FIEDLER
    Director
ROBERTO TEIXEIRA DA COSTA
    Director and Resident Brazilian Director
RONALDO A. DA FROTA NOGUEIRA
    Director and Resident Brazilian Director
WILSON NOLEN
    Director
EDMOND D. VILLANI*
    Director
EDMUND B. GAMES, JR.*
    Vice President
JERARD K. HARTMAN*
    Vice President
DAVID S. LEE*
    Vice President
PAMELA A. McGRATH*
    Vice President and Treasurer
KATHRYN L. QUIRK*
    Vice President and Assistant Secretary
THOMAS F. McDONOUGH*
    Vice President and Secretary
EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

* Scudder, Stevens & Clark, Inc.